UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2016

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Investment Commentary and Annual Report	September 30, 2016

MILLER INCOME

OPPORTUNITY TRUST

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide a high level of income while maintaining the potential for growth.

Investment commentary

When we tell clients about the names we own and why we believe they are undervalued, one of the most common responses is, “So what is going to get people to care about these names and make them start going up?”

The answer typically catches people by surprise: while it would be nice for the names to go up, most investors would just be happy if they didn’t decline in value. We believe the bulk of our return is likely to come from dividend and interest payments. That means that any day where the portfolio is flat is a good day. Stocks without a dividend ultimately require someone else to believe the stock is worth more than the buyer paid, if the owner is to make any money. Conversely, in general, stocks that pay out a dividend only require that the stock not decline in value for the holder to make money.

High-yielding equities, while often less volatile than non-yielding equities, are more volatile than the present value of their future dividends. Though downside volatility disappoints in the short term, it offers potential for future outperformance by providing an opportunity to reposition the portfolio and concentrate in names that we think are most dislocated relative to their intrinsic value. We held 72 positions at the end of the Fund’s first public quarter in March of 2014. As spreads have widened with volatility, we have pruned the portfolio to the 42 positions that we think are most undervalued relative to our predictions for future dividends and interest. This year’s volatility, in particular, has provided an opportunity to buy some compelling debt issues at significant discounts to par. We more than doubled the portfolio’s allocation to bonds from 10.1% at the end of the third quarter 2015 to approximately 24% at the end of the third quarter 2016, and almost all of the debt we purchased this year now trades significantly above our average cost, though we believe our debt holdings still have additional upside potential. The portfolio is relatively concentrated, with securities from the top ten issuers comprising over 40% of the portfolio. We expect to continue managing the strategy with high active share, meaning that it will be significantly different from its primary benchmark, the BofA Merrill Lynch U.S. High Yield Master II Indexi. Performance is expected to deviate from the benchmark, often significantly, but it is nearly impossible to

The Investment Commentary is not a part of the Annual Report.

II	Miller Income Opportunity Trust

outperform a benchmark if a fund’s holdings are substantially similar with the only differentiator being fees and expenses.

We, the managers, remain the largest investors in the Fund, so our incentives are very much aligned with those of shareholders. We appreciate your support and welcome any comments.

Bill Miller, CFA

Portfolio Manager

LMM LLC

October 18, 2016

Discussion of individual securities is intended to inform shareholders as to the basis (in whole or in part) for previously made decisions by a portfolio manager to buy, sell or hold a security in a portfolio. References to specific securities are not intended and should not be relied upon as the basis for anyone to buy, sell or hold any security.

Portfolio holdings and breakdowns are as of September 30, 2016, and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of September 30, 2016, were: Fortress Transportation & Infrastructure Investors LLC (5.3%), VEREIT Inc.. (4.3%), New Media Investment Group Inc. (4.3%), William Lyon Homes 6.500% (4.0%), Triangle Capital Corp.. (3.9%), Chimera Investment Corp. (3.6%), Fortress Investment Group LLC, Class A Shares (3.6%), NorthStar Realty Finance Corp. (3.6%), Starwood Property Trust Inc. (3.5%) and Apollo Global Management LLC, Class A Shares (3.4%). Please refer to pages 14 through 17 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2016 were: Common Stocks (58.5%), Corporate Bonds & Notes (21.7%), Investments in Underlying Funds (8.7%), Convertible Preferred Stocks (6.6%) and Convertible Bonds & Notes (2.0%). The Fund’s portfolio composition is subject to change at any time.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein has been prepared from sources believed to be reliable, but cannot be guaranteed. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance. Investors should not use this information as the sole basis for investment decisions. All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

Miller Income Opportunity Trust	III

The Investment Commentary is not a part of the Annual Report.

[i]

The BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade, but not in default, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody’s and S&P.

IV	Miller Income Opportunity Trust

The Investment Commentary is not a part of the Annual Report.

Annual Report	September 30, 2016

MILLER INCOME

OPPORTUNITY TRUST

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Miller Income Opportunity Trust for the twelve-month reporting period ended September 30, 2016. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice:

On August 11, 2016, Legg Mason, Inc. (“Legg Mason”) announced a definitive agreement to sell Legg Mason’s ownership stake in LMM LLC (“LMM”) to Bill Miller. Currently, 50% of LMM is owned by Legg Mason and 50% of LMM is owned by Mr. Miller and an entity controlled by him. The transaction is targeted to close (the “Closing”) in early 2017, but is subject to certain conditions, and may be delayed or may not close under certain circumstances. LMM serves as subadviser to the Fund. Legg Mason Partners Fund Advisor, LLC (“LMPFA”), a wholly-owned subsidiary of Legg Mason, serves as the investment manager to the Fund.

In connection with the transaction, LMPFA and LMM recommended to the Fund’s Board of Trustees that it approve a reorganization pursuant to which the Fund’s assets would be acquired, and its liabilities would be assumed by a newly organized series (the “Acquiring Fund”) of the Trust for Advised Portfolios (a mutual fund company which is not affiliated with Legg Mason) in return for shares of the Acquiring Fund. The Fund would then distribute the shares it receives from the Acquiring Fund to its shareholders and the Fund would then be terminated.

On August 31, 2016, the Fund’s Board of Trustees approved the Fund reorganization, subject to shareholder approval and certain other conditions. LMM will serve as investment adviser for the Acquiring Fund, thereby maintaining the continuity of the Fund’s investment program. Members of the Fund’s portfolio management team are expected to serve in the same capacity for the Acquiring Fund after the Fund reorganization. The Closing will have the effect of terminating LMM’s subadvisory agreement for the Fund. No sales loads, commissions, or other similar fee will be charged in connection with the Fund reorganization. The Fund will not bear any costs of the Fund reorganization. The costs of the Fund reorganization will be borne by LMM, LMPFA, or their affiliates. The Fund reorganization is subject to the satisfaction of certain conditions, including approval by Fund shareholders, and shareholder approval of the reorganization of one other fund for which LMM currently serves as investment manager. If the required conditions are satisfied, the Fund reorganization is expected to occur on or about February 24, 2017 or such other date as the parties may agree.

Miller Income Opportunity Trust 2016 Annual Report	1

Letter from the president (cont’d)

Prior to the Fund reorganization, shareholders can continue to purchase, redeem and exchange shares subject to certain limitations described below and in the Fund’s prospectus. Effective as of the close of business one day prior to the Fund reorganization, the Fund’s exchange privilege with other funds in the Legg Mason family of funds will cease. Shareholders of the Fund will be allowed to purchase and redeem shares through the date of the Fund reorganization. It is expected that neither the Fund nor its shareholders will recognize gain or loss as a direct result of the Fund reorganization and that the aggregate tax basis in the Acquiring Fund shares received by the Fund shareholder will be the same as the shareholder’s aggregate tax basis in the Fund shares. Shareholders should talk to their tax adviser about any state, local and other tax consequences of the Fund’s reorganization.

Before the special meeting, shareholders of the Fund will receive a combined prospectus/proxy statement that discusses the Fund reorganization and other matters. Only shareholders who held shares of the Fund as of the close of business on October 3, 2016 will have the opportunity to vote on the Fund reorganization.

This document is not an offer to sell shares of the Acquiring Fund, nor is it a solicitation of an offer to buy any such shares or of any proxy. Proxy materials describing the Fund reorganization are expected to be mailed in November 2016. Please read the proxy material carefully, when it is available, because it contains important information about the Fund reorganization and the Acquiring Fund.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 28, 2016

2	Miller Income Opportunity Trust 2016 Annual Report

Fund overview

Q. What is the Fund’s investment strategy?

A. Thank you for your interest in the Miller Income Opportunity Trust. We launched the strategy with the goal of investing in undervalued securities paying out a high level of income. We currently think about the high-yield universe’s yield-to-worst as our cost of capital, so we look to own securities that we believe can compound at a rate significantly above that. The strategy is flexible, meaning we can buy almost any type of security anywhere in the world, which allows us to hunt for attractive risk-adjusted, yields across the globe and at all levels of the capital structure. We believe the Fund’s strategy offers shareholders the potential to capture both a compelling income stream as well as some capital appreciation as holdings approach our estimate of fair value.

There are strong empirical precedents for this investment approach. High-yield bonds, which offer a high level of income, have provided equity-like returns with lower levels of volatility over the past twenty-five years1. Furthermore, the highest-yielding stocks have compounded at meaningfully higher rates than the market with only marginally more volatility, having delivered some of the best risk-adjusted returns in the equity universe since 19282. Indeed, we believe the very nature of income-generating equities serves to reduce observed volatility, as cash that is distributed to shareholders limits uncertainty around incremental returns on invested capital. We also think that high income payouts, whether in the form of contractual interest payments or an implicit dividend commitment, impose a level of capital spending discipline that otherwise might not exist. Our ability to invest with minimal constraints should allow us to generate an income stream with less index correlation and volatility than many other benchmark-centric funds.

We strongly believe in this strategy, which is why we are the largest shareholders and intend to continue to have a significant portion of our capital in the Fund for the duration of our tenure.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The S&P 500 Indexi generated a 15.43% total return during the twelve months ended September 30, 2016, while the BofA Merrill Lynch U.S. High Yield Master II Indexii returned 12.82%. The U.S. ten-year government bond benchmark yield declined from 2.04% on September 30, 2015 to 1.59% on September 30, 2016, as investors favored the perceived safety of U.S. government debt in the face of a volatile macroeconomic outlook.

Q. How did we respond to these changing market conditions?

A. The Fund continues to take a long-term value-oriented approach, but we used the volatility as an opportunity to increase the Fund’s concentration in positions where we have a high degree of conviction. During the previous twelve months, the Fund initiated 22 new positions while liquidating 30 positions, resulting in a net decrease of 8 positions. The allocation to bonds grew from 10.13% of assets to 24% of assets, as we believe that bonds at meaningful discounts

[1]	Based on observed annualized returns and standard deviation of the BofA ML HY II Index between 1987 and 2013, inclusive.

[2]	Based on observed annualized returns of highest-yielding 30% of equity market and standard deviation of group’s excess returns over market between 1928 and 2013, inclusive.

Miller Income Opportunity Trust 2016 Annual Report	3

Fund overview (cont’d)

to face value represent an even more compelling income and total return opportunity over the long term when compared to other asset classes. We funded these changes by reducing our common equity allocation from 18.11% of assets to 13.13% of assets and reducing our real estate investments trusts (“REITs”)iii allocation from 32.18% of assets to 27.30% of assets.

Performance review

For the twelve months ended September 30, 2016, Class A shares of Miller Income Opportunity Trust, excluding sales charges, returned 10.34%. The Fund’s unmanaged benchmarks, the BofA Merrill Lynch U.S. High Yield Master II Index and S&P 500 Index, returned 12.82% and 15.43%, respectively, for the same period. The Lipper Flexible Portfolio Funds Category Average1 returned 7.97% over the same time frame.

Performance Snapshot as of September 30, 2016 (unaudited)
(excluding sales charges)	6 months	12 months
Miller Income Opportunity Trust:
Class A	13.00%	10.34%
Class C	12.51%	9.45%
Class FI	12.88%	10.20%
Class I	13.04%	10.52%
Class IS	13.10%	10.78%
BofA Merrill Lynch U.S. High Yield Master II Index	11.69%	12.82%
S&P 500 Index	6.40%	15.43%
Lipper Flexible Portfolio Funds Category Average[1]	5.50%	7.97%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions, including returns of capital, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2016, the gross total annual fund operating expense ratios for Class A, Class C, Class FI, Class I and Class IS shares were 2.25%, 3.03%, 5.15%, 2.05% and 1.91%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 659 funds for the six-month period and among the 604 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

4	Miller Income Opportunity Trust 2016 Annual Report

commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.25% for Class A shares, 2.00% for Class C shares, 1.25% for Class FI shares, 0.95% for Class I shares and 0.85% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. VEREIT Inc. was the top contributor over the period with a return of 42.42% during the reporting period. The company continues to have an attractive valuation as it works to improve its leverage and tenant concentration. While the Chesapeake Energy Corp. 6.5% 8/17s were up only 12% during the period, the Fund’s timely purchase, on January 22, 2016, resulted in the bond returning 106.2% for the period. The third largest contributor over the last twelve months was Chimera Investment Corp. returning 40.68%.

Q. What were the leading detractors from performance?

A. Energy and commodities-related companies were among the worst performers in the last twelve months. SunEdison Inc. 6.75% Preferred fell -84.51%, while Calumet Specialty Products Partners declined -74.13% since September 30, 2015. The Fund exited its positions in SunEdison Inc. 6.75% Preferred, Calumet Specialty Products Partners equity, and Och-Ziff Capital Management Group over the period.

Q. Were there any significant changes to the Fund during the reporting period?

A. We initiated 22 new positions during the reporting period, while liquidating 30 holdings, resulting in a net decrease of 8 positions, bringing the Fund’s total positions to 42 from 50. The Fund’s top ten issuers were more than 40% of the Fund. See page 3, “How did we respond to these changing market conditions?” for more details on the changes.

Thank you for your investment in Miller Income Opportunity Trust. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

The Miller Income Opportunity Trust Team

LMM LLC

October 18, 2016

RISKS: Equity securities are subject to market and price fluctuations. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Real estate investment trusts (REITs) are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks, and

Miller Income Opportunity Trust 2016 Annual Report	5

Fund overview (cont’d)

risks associated with small- and mid-cap investments. Asset-backed and mortgage-backed securities are subject to additional risks, such as prepayment and extension risks. Investments in master limited partnerships (“MLPs”) include the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws, and other risks of the MLP and energy sector. The Fund may engage in short selling, which is a speculative strategy that involves special risks. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Fixed-income securities involve interest-rate, credit, inflation and reinvestment risks; and possible loss of principal. As interest rates rise, the value of fixed-income securities falls. Risks of high-yield securities (commonly known as “junk bonds”) include greater price volatility, illiquidity and possibility of default. The Fund is classified as “non-diversified”, meaning it may invest a larger percentage of its assets in a small number of issuers, making it more susceptible to negative events than a diversified fund. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Please see the Fund’s prospectus for a more complete discussion of these and others risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2016, and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of September 30, 2016, were: Fortress Transportation & Infrastructure Investors LLC (5.3%), VEREIT Inc. (4.3%), New Media Investment Group Inc. (4.3%), William Lyon Homes 6.500% (4.0%), Triangle Capital Corp. (3.9%), Chimera Investment Corp. (3.6%), Fortress Investment Group LLC, Class A Shares (3.6%), NorthStar Realty Finance Corp. (3.6%), Starwood Property Trust Inc. (3.5%) and Apollo Global Management LLC, Class A Shares (3.4%). Please refer to pages 14 through 17 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2016 were: Common Stocks (58.5%), Corporate Bonds & Notes (21.7%), Investments in Underlying Funds (8.7%), Convertible Preferred Stocks (6.6%) and Convertible Bonds & Notes (2.0%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

6	Miller Income Opportunity Trust 2016 Annual Report

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade, but not in default, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody’s and S&P.

iii	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

Miller Income Opportunity Trust 2016 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2016 and September 30, 2015. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8	Miller Income Opportunity Trust 2016 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2016 and held for the six months ended September 30, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	13.00%	$1,000.00	$1,130.00	1.18%	$6.28	Class A	5.00%	$1,000.00	$1,019.10	1.18%	$5.96
Class C	12.51	1,000.00	1,125.10	1.95	10.36	Class C	5.00	1,000.00	1,015.25	1.95	9.82
Class FI	12.88	1,000.00	1,128.80	1.25	6.65	Class FI	5.00	1,000.00	1,018.75	1.25	6.31
Class I	13.04	1,000.00	1,130.40	0.95	5.06	Class I	5.00	1,000.00	1,020.25	0.95	4.80
Class IS	13.10	1,000.00	1,131.00	0.85	4.53	Class IS	5.00	1,000.00	1,020.75	0.85	4.29

Miller Income Opportunity Trust 2016 Annual Report	9

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended September 30, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

10	Miller Income Opportunity Trust 2016 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 9/30/16	10.34%	9.45%	10.20%	10.52%	10.78%
Inception* through 9/30/16	-2.26	-2.94	-2.43	-2.09	-2.03

With sales charges[2]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 9/30/16	4.02%	8.45%	10.20%	10.52%	10.78%
Inception* through 9/30/16	-4.47	-2.94	-2.43	-2.09	-2.03

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/28/14 through 9/30/16)	-5.76%
Class C (Inception date of 2/28/14 through 9/30/16)	-7.44
Class FI (Inception date of 2/28/14 through 9/30/16)	-6.18
Class I (Inception date of 2/28/14 through 9/30/16)	-5.34
Class IS (Inception date of 2/28/14 through 9/30/16)	-5.17

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, C, FI, I and IS shares is February 28, 2014.

Miller Income Opportunity Trust 2016 Annual Report	11

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A, C and FI Shares of Miller Income Opportunity Trust vs. BofA Merrill Lynch U.S. High Yield Master II Index and S&P 500 Index† — February 28, 2014 - September 2016

Value of $1,000,000 invested in

Class I and IS Shares of Miller Income Opportunity Trust vs. BofA Merrill Lynch U.S. High Yield Master II Index and S&P 500 Index† — February 28, 2014 - September 2016

12	Miller Income Opportunity Trust 2016 Annual Report

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, C and FI shares and $1,000,000 invested in Class I and IS shares of Miller Income Opportunity Trust on February 28, 2014 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2016. Class A shares reflect the deduction of the maximum sales charge of 5.75% at the time of investment and Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the BofA Merrill Lynch U.S. High Yield Master II Index and S&P 500 Index. The BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade, but not in default, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody’s and S&P. The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Miller Income Opportunity Trust 2016 Annual Report	13

Schedule of investments

September 30, 2016

Miller Income Opportunity Trust

Security	Shares	Value
Common Stocks — 58.5%
Consumer Discretionary — 4.3%
Media — 4.3%
New Media Investment Group Inc.	257,000	$3,983,500
Financials — 30.5%
Capital Markets — 14.9%
Apollo Global Management LLC, Class A Shares	178,000	3,196,880
Arlington Asset Investment Corp., Class A Shares	160,000	2,366,400
BGC Partners Inc., Class A Shares	226,400	1,981,000
Carlyle Group LP	86,000	1,339,020
Fortress Investment Group LLC, Class A Shares	677,000	3,344,380
JMP Group LLC	300,000	1,656,000
Total Capital Markets		13,883,680
Diversified Financial Services — 1.7%
Compass Diversified Holdings	90,000	1,564,200
Mortgage Real Estate Investment (REITs) — 13.9%
American Capital Agency Corp.	66,000	1,289,640
Chimera Investment Corp.	210,000	3,349,500
CYS Investments Inc.	230,000	2,005,600
New Residential Investment Corp.	222,750	3,076,177
Starwood Property Trust Inc.	145,200	3,269,904
Total Mortgage Real Estate Investment (REITs)		12,990,821
Total Financials		28,438,701
Industrials — 5.3%
Trading Companies & Distributors — 5.3%
Fortress Transportation & Infrastructure Investors LLC	393,000	4,916,430
Information Technology — 2.7%
Technology Hardware, Storage & Peripherals — 2.7%
Seagate Technology PLC	67,000	2,582,850
Materials — 0.9%
Chemicals — 0.9%
OCI Partners LP	139,400	823,854
Real Estate — 13.4%
Equity Real Estate Investment Trusts (REITs) — 13.4%
Communications Sales & Leasing Inc.	33,940	1,066,055
GEO Group Inc.	92,000	2,187,760
MGM Growth Properties LLC, Class A Shares	75,000	1,955,250

See Notes to Financial Statements.

14	Miller Income Opportunity Trust 2016 Annual Report

Miller Income Opportunity Trust

Security			Shares	Value
Equity Real Estate Investment Trusts (REITs) — continued
NorthStar Realty Finance Corp.			251,450	$3,311,597
VEREIT Inc.			385,000	3,992,450
Total Real Estate				12,513,112
Telecommunication Services — 1.4%
Diversified Telecommunication Services — 1.4%
Frontier Communications Corp.			325,000	1,352,000
Total Common Stocks (Cost — $55,624,886)				54,610,447

	Rate
Convertible Preferred Stocks — 6.6%
Consumer Discretionary — 4.1%
Household Durables — 4.1%
William Lyon Homes	6.500%		40,000	3,770,800
Telecommunication Services — 2.5%
Diversified Telecommunication Services — 2.5%
Frontier Communications Corp.	11.125%		28,000	2,349,480
Total Convertible Preferred Stocks (Cost — $6,448,854)				6,120,280
Investments in Underlying Funds — 8.7%
Financials — 8.7%
Capital Markets — 8.7%
Medley Capital Corp.			262,834	2,005,423	(a)
MVC Capital Inc.			142,600	1,182,154	(a)
Triangle Capital Corp.			184,278	3,630,277	(a)
TriplePoint Venture Growth BDC Corp.			122,711	1,300,737	(a)
Total Investments in Underlying Funds (Cost — $9,761,198)				8,118,591
Preferred Stocks — 1.1%
Financials — 0.4%
Banks — 0.4%
Popular Inc.	8.250%		13,048	323,590
Real Estate — 0.7%
Equity Real Estate Investment Trusts (REITs) — 0.7%
NorthStar Realty Finance Corp.	8.750%		26,000	663,000
Total Preferred Stocks (Cost — $955,955)				986,590

		Maturity Date	Face Amount
Convertible Bonds & Notes — 2.0%
Information Technology — 2.0%
Internet Software & Services — 2.0%
Blucora Inc., Senior Bonds (Cost — $1,792,395)	4.250%	4/1/19	$2,000,000	1,907,500

See Notes to Financial Statements.

Miller Income Opportunity Trust 2016 Annual Report	15

Schedule of investments (cont’d)

September 30, 2016

Miller Income Opportunity Trust

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 21.7%
Energy — 3.8%
Oil, Gas & Consumable Fuels — 3.8%
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	6.500%	4/15/21	$1,000,000	$817,500
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	500,000	403,750
Chesapeake Energy Corp., Senior Notes	6.500%	8/15/17	2,250,000	2,283,750
Total Energy				3,505,000
Financials — 2.1%
Insurance — 2.1%
Genworth Holdings Inc., Senior Notes	7.200%	2/15/21	2,000,000	1,917,500
Health Care — 5.3%
Health Care Providers & Services — 2.3%
CHS/Community Health Systems Inc., Senior Notes	6.875%	2/1/22	2,500,000	2,150,000
Pharmaceuticals — 3.0%
Valeant Pharmaceuticals International Inc., Senior Notes	6.750%	8/15/21	3,000,000	2,820,000	(b)
Total Health Care				4,970,000
Industrials — 5.6%
Airlines — 4.1%
US Airways, Pass-Through Trust, Pass-Through Certificates, Secured Bonds	7.960%	1/20/18	796,465	708,854	(c)
US Airways, Pass-Through Trust, Pass-Through Certificates, Secured Bonds	6.820%	1/30/19	4,055,817	3,123,790	(c)(d)
Total Airlines				3,832,644
Commercial Services & Supplies — 1.5%
Quad Graphics Inc., Senior Notes	7.000%	5/1/22	1,500,000	1,440,000
Total Industrials				5,272,644
Materials — 2.9%
Chemicals — 2.9%
Platform Specialty Products Corp., Senior Bonds	10.375%	5/1/21	2,500,000	2,693,750	(b)
Telecommunication Services — 2.0%
Diversified Telecommunication Services — 2.0%
Windstream Services LLC, Senior Notes	7.500%	4/1/23	2,000,000	1,910,000
Total Corporate Bonds & Notes (Cost — $18,369,186)				20,268,894
Total Investments — 98.6% (Cost — $92,952,474)				92,012,302
Other Assets in Excess of Liabilities — 1.4%				1,270,609
Total Net Assets — 100.0%				$93,282,911

See Notes to Financial Statements.

16	Miller Income Opportunity Trust 2016 Annual Report

Miller Income Opportunity Trust

(a)	Security is a business development company (See Note 1).

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Illiquid (unaudited).

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is $93,606,707.

Abbreviation used in this schedule:
BDC	— Business Development Company

See Notes to Financial Statements.

Miller Income Opportunity Trust 2016 Annual Report	17

Statement of assets and liabilities

September 30, 2016

Assets:
Investments, at value (Cost — $92,952,474)	$92,012,302
Cash	759,153
Dividends and interest receivable	1,074,726
Receivable for securities sold	189,784
Receivable for Fund shares sold	107,791
Prepaid expenses	21,134
Total Assets	94,164,890

Liabilities:
Payable for Fund shares repurchased	597,106
Distributions payable	128,079
Investment management fee payable	44,728
Service and/or distribution fees payable	19,825
Trustees’ fees payable	1,654
Accrued expenses	90,587
Total Liabilities	881,979
Total Net Assets	$93,282,911

Net Assets:
Par value (Note 7)	$119
Paid-in capital in excess of par value	115,260,593
Undistributed net investment income	515,794
Accumulated net realized loss on investments	(21,553,423)
Net unrealized depreciation on investments	(940,172)
Total Net Assets	$93,282,911

See Notes to Financial Statements.

18	Miller Income Opportunity Trust 2016 Annual Report

Net Assets:
Class A	$9,460,498
Class C	$21,632,067
Class FI	$9,387
Class I	$20,933,426
Class IS	$41,247,533

Shares Outstanding:
Class A	1,210,168
Class C	2,769,567
Class FI	1,203
Class I	2,682,049
Class IS	5,286,925

Net Asset Value:
Class A (and redemption price)	$7.82
Class C*	$7.81
Class FI (and redemption price)	$7.80
Class I (and redemption price)	$7.81
Class IS (and redemption price)	$7.80
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$8.30

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Miller Income Opportunity Trust 2016 Annual Report	19

Statement of operations

For the Year Ended September 30, 2016

Investment Income:
Dividends and distributions	$6,880,284
Return of capital (Note 1(e))	(2,090,210)
Net Dividends and Distributions	4,790,074
Interest	2,393,619
Less: Foreign taxes withheld	(5,447)
Total Investment Income	7,178,246

Expenses:
Investment management fee (Note 2)	599,012
Service and/or distribution fees (Notes 2 and 5)	197,585
Registration fees	72,102
Transfer agent fees (Note 5)	59,167
Audit and tax fees	42,887
Legal fees	29,290
Shareholder reports	29,140
Fund accounting fees	23,396
Trustees’ fees	9,261
Insurance	2,343
Custody fees	1,136
Miscellaneous expenses	7,519
Total Expenses	1,072,838
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(93,362)
Net Expenses	979,476
Net Investment Income	6,198,770

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Investment transactions	(15,986,974)
REIT distributions	631,900
Net Realized Loss	(15,355,074)
Change in Net Unrealized Appreciation (Depreciation) on Investments	17,529,911
Net Gain on Investments	2,174,837
Increase in Net Assets From Operations	$8,373,607

See Notes to Financial Statements.

20	Miller Income Opportunity Trust 2016 Annual Report

Statements of changes in net assets

For the Years Ended September 30,	2016	2015

Operations:
Net investment income	$6,198,770	$5,951,148
Net realized loss	(15,355,074)	(5,496,599)
Change in net unrealized appreciation (depreciation)	17,529,911	(17,289,872)
Increase (Decrease) in Net Assets From Operations	8,373,607	(16,835,323)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(6,037,010)	(5,803,125)
Return of capital	(1,663,019)	(1,596,903)
Decrease in Net Assets From Distributions to Shareholders	(7,700,029)	(7,400,028)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	19,318,219	19,992,292
Reinvestment of distributions	7,272,089	7,005,102
Cost of shares repurchased	(22,606,801)	(17,640,669)
Increase in Net Assets From Fund Share Transactions	3,983,507	9,356,725
Increase (Decrease) in Net Assets	4,657,085	(14,878,626)

Net Assets:
Beginning of year	88,625,826	103,504,452
End of year*	$93,282,911	$88,625,826
*Includes undistributed net investment income of:	$515,794	$108,978

See Notes to Financial Statements.

Miller Income Opportunity Trust 2016 Annual Report	21

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares[1]	2016	2015	2014[2]

Net asset value, beginning of year	$7.74	$9.89	$10.00

Income (loss) from operations:
Net investment income	0.53	0.53	0.35
Net realized and unrealized gain (loss)	0.22	(2.01)	(0.21)
Total income (loss) from operations	0.75	(1.48)	0.14

Less distributions from:
Net investment income	(0.52)	(0.53)	(0.25)
Return of capital	(0.15)	(0.14)	—
Total distributions	(0.67)	(0.67)	(0.25)

Net asset value, end of year	$7.82	$7.74	$9.89
Total return[3]	10.34%	(15.76)%	1.39%

Net assets, end of year (000s)	$9,460	$12,654	$16,531

Ratios to average net assets:
Gross expenses	1.32%	1.34%[4]	1.38%[5]
Net expenses[6,7]	1.22	1.19 [4]	0.85 [5]
Net investment income	7.14	5.60	5.91 [5]

Portfolio turnover rate	53%	54%	6%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 28, 2014 (inception date) to September 30, 2014.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

22	Miller Income Opportunity Trust 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class C Shares[1]	2016	2015	2014[2]

Net asset value, beginning of year	$7.74	$9.89	$10.00

Income (loss) from operations:
Net investment income	0.49	0.46	0.31
Net realized and unrealized gain (loss)	0.19	(2.01)	(0.19)
Total income (loss) from operations	0.68	(1.55)	0.12

Less distributions from:
Net investment income	(0.48)	(0.48)	(0.23)
Return of capital	(0.13)	(0.12)	—
Total distributions	(0.61)	(0.60)	(0.23)

Net asset value, end of year	$7.81	$7.74	$9.89
Total return[3]	9.45%	(16.38)%	1.15%

Net assets, end of year (000s)	$21,632	$16,967	$17,721

Ratios to average net assets:
Gross expenses	2.07%	2.11%[4]	2.09%[5]
Net expenses[6,7]	1.98	1.93 [4]	1.56 [5]
Net investment income	6.50	4.91	5.23 [5]

Portfolio turnover rate	53%	54%	6%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 28, 2014 (inception date) to September 30, 2014.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

Miller Income Opportunity Trust 2016 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class FI Shares[1]	2016	2015	2014[2]

Net asset value, beginning of year	$7.73	$9.88	$10.00

Income (loss) from operations:
Net investment income	0.53	0.53	0.34
Net realized and unrealized gain (loss)	0.20	(2.02)	(0.22)
Total income (loss) from operations	0.73	(1.49)	0.12

Less distributions from:
Net investment income	(0.52)	(0.52)	(0.24)
Return of capital	(0.14)	(0.14)	—
Total distributions	(0.66)	(0.66)	(0.24)

Net asset value, end of year	$7.80	$7.73	$9.88
Total return[3]	10.20%	(15.84)%	1.16%

Net assets, end of year (000s)	$9	$9	$10

Ratios to average net assets:
Gross expenses	4.88%	7.00%	1.85%[4]
Net expenses[5,6]	1.25	1.25	1.25 [4]
Net investment income	7.13	5.57	5.72 [4]

Portfolio turnover rate	53%	54%	6%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 28, 2014 (inception date) to September 30, 2014.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

24	Miller Income Opportunity Trust 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class I Shares[1]	2016	2015	2014[2]

Net asset value, beginning of year	$7.73	$9.88	$10.00

Income (loss) from operations:
Net investment income	0.55	0.56	0.35
Net realized and unrealized gain (loss)	0.22	(2.02)	(0.21)
Total income (loss) from operations	0.77	(1.46)	0.14

Less distributions from:
Net investment income	(0.54)	(0.54)	(0.26)
Return of capital	(0.15)	(0.15)	—
Total distributions	(0.69)	(0.69)	(0.26)

Net asset value, end of year	$7.81	$7.73	$9.88
Total return[3]	10.52%	(15.53)%	1.40%

Net assets, end of year (000s)	$20,933	$21,522	$24,948

Ratios to average net assets:
Gross expenses	1.07%	1.13%[4]	1.07%[5]
Net expenses[6,7]	0.95	0.91 [4]	0.85 [5]
Net investment income	7.42	5.92	5.91 [5]

Portfolio turnover rate	53%	54%	6%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 28, 2014 (inception date) to September 30, 2014.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

Miller Income Opportunity Trust 2016 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares[1]	2016	2015	2014[2]

Net asset value, beginning of year	$7.72	$9.88	$10.00

Income (loss) from operations:
Net investment income	0.56	0.56	0.36
Net realized and unrealized gain (loss)	0.21	(2.02)	(0.22)
Total income (loss) from operations	0.77	(1.46)	0.14

Less distributions from:
Net investment income	(0.54)	(0.55)	(0.26)
Return of capital	(0.15)	(0.15)	—
Total distributions	(0.69)	(0.70)	(0.26)

Net asset value, end of year	$7.80	$7.72	$9.88
Total return[3]	10.78%	(15.58)%	1.41%

Net assets, end of year (000s)	$41,248	$37,475	$44,294

Ratios to average net assets:
Gross expenses	0.96%	1.00%	1.38%[4]
Net expenses[5,6]	0.85	0.85	0.82 [4]
Net investment income	7.52	5.97	6.14 [4]

Portfolio turnover rate	53%	54%	6%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 28, 2014 (inception date) to September 30, 2014.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.85%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

26	Miller Income Opportunity Trust 2016 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Miller Income Opportunity Trust (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments

Miller Income Opportunity Trust 2016 Annual Report	27

Notes to financial statements (cont’d)

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

28	Miller Income Opportunity Trust 2016 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$54,610,447	—	—	$54,610,447
Convertible preferred stocks	2,349,480	$3,770,800	—	6,120,280
Investments in underlying funds	8,118,591	—	—	8,118,591
Preferred stocks	986,590	—	—	986,590
Convertible bonds & notes	—	1,907,500	—	1,907,500
Corporate bonds & notes:
Industrials	—	2,148,854	$3,123,790	5,272,644
Other corporate bonds & notes	—	14,996,250	—	14,996,250
Total investments	$66,065,108	$22,823,404	$3,123,790	$92,012,302

†	See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes	Convertible Preferred Stocks
Investments in Securities	Industrials	Consumer Discretionary	Information Technology	Total
Balance as of September 30, 2015	—	$2,886,000	$1,320,000	$4,206,000
Accrued premiums/discounts	—	—	—	—
Realized gain (loss)[1]	—	—	(2,344,007)	(2,344,007)
Change in unrealized appreciation (depreciation)[2]	—	(318,805)	427,500	108,695
Purchases	—	1,203,605	910,000	2,113,605
Sales	—	—	(313,493)	(313,493)
Transfers into Level 3[3]	$3,123,790	—	—	3,123,790
Transfers out of Level 3[4]	—	(3,770,800)	—	(3,770,800)
Balance as of September 30, 2016	$3,123,790	—	—	$3,123,790
Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2016	—	—	—	—

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

Miller Income Opportunity Trust 2016 Annual Report	29

Notes to financial statements (cont’d)

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 9/30/16 (000’s)	Valuation Technique(s)	Unobservable Input(s)	Range/Weighted Average	Impact to Valuation from an Increase in Input*
Corporate Bonds & Notes	$3,124	Market Approach	Implied Yield	19.63%	Decrease

*	This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions,

30	Miller Income Opportunity Trust 2016 Annual Report

expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Business development companies. The Fund may invest in securities of closed-end investment companies that have elected to be treated as a business development company under the 1940 Act. A business development company operates similar to an exchange-traded fund and represents a portfolio of securities. The Fund may purchase a business development company to gain exposure to the securities in the underlying portfolio. The risks of owning a business development company generally reflect the risks of owning the underlying securities. Business development companies have expenses that reduce their value.

(e) Return of capital estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (“MLPs”) generally are comprised of income and return of capital. Distributions received from the Fund’s investments in Real Estate Investment Trusts (“REITs”) generally are comprised of income, realized capital gains and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs and MLPs based on historical information available from each MLP or REIT and other industry sources. These estimates may subsequently be revised based on information received from the MLPs and REITs after their tax reporting periods are concluded.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distributions to shareholders. Distributions are declared and paid on a quarterly basis. The Fund intends to distribute all of its net investment income earned each quarter and any cash received during the quarter from its investments in MLPs and REITs. The Fund intends to distribute the cash received from MLPs and REITs even if all or a portion of that cash may represent a return of capital to the Fund. Distributions of net realized gains, if any, are declared at least annually. The character of distributions made to shareholders during the period may differ from their ultimate characterization for federal income tax purposes. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

Miller Income Opportunity Trust 2016 Annual Report	31

Notes to financial statements (cont’d)

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$330,406	—	$(330,406)
(b)	(85,350)	$85,350	—

(a)	Reclassifications are due to the difference between the estimated and actual tax return of capital amount and book/tax differences in the treatment of various items.

(b)	Reclassifications are due to book/tax differences in the treatment of passive foreign investment companies.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and LMM LLC (“LMM”) is the Fund’s subadviser. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). LMM is also an affiliate of Legg Mason.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $2.5 billion	0.700%
Next $5 billion	0.675
Over $7.5 billion	0.650

32	Miller Income Opportunity Trust 2016 Annual Report

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, including the management of the Fund’s cash and short-term instruments. LMPFA pays LMM 90% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class FI, Class I and Class IS shares did not exceed 1.25%, 2.00%, 1.25%, 0.95% and 0.85%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

During the year ended September 30, 2016, fees waived and/or expenses reimbursed amounted to $93,362.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at September 30, 2016, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class I	Class IS
Expires September 30, 2017	$29,110	$30,403	$36	$16,729	$143,003
Expires September 30, 2018	25,350	35,422	573	56,254	64,267
Expires September 30, 2019	10,329	16,562	309	24,585	41,577
Total fee waivers/expense reimbursements subject to recapture	$64,789	$82,387	$918	$97,568	$248,847

For the year ended September 30, 2016, LMPFA did not recapture any fees.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Miller Income Opportunity Trust 2016 Annual Report	33

Notes to financial statements (cont’d)

For the year ended September 30, 2016, LMIS and its affiliates retained sales charges of $6,616 on sales of the Fund’s Class A shares. In addition, for the year ended September 30, 2016, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$6,404	$2,307

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees were deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended September 30, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$50,545,211
Sales	44,654,810

At September 30, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$7,179,815
Gross unrealized depreciation	(8,774,220)
Net unrealized depreciation	$(1,594,405)

4. Derivative instruments and hedging activities

During the year ended September 30, 2016, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

34	Miller Income Opportunity Trust 2016 Annual Report

For the year ended September 30, 2016, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$25,909	$12,012
Class C	171,655	20,163
Class FI	21	312
Class I	—	23,937
Class IS	—	2,743
Total	$197,585	$59,167

For the year ended September 30, 2016, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$10,329
Class C	16,562
Class FI	309
Class I	24,585
Class IS	41,577
Total	$93,362

6. Distributions to shareholders by class

	Year Ended September 30, 2016	Year Ended September 30, 2015
Net Investment Income:
Class A	$705,737	$895,009
Class C	1,114,112	960,908
Class FI	591	546
Class I	1,501,585	1,416,974
Class IS	2,714,985	2,529,688
Total	$6,037,010	$5,803,125

Return of Capital
Class A	$182,128	$239,071
Class C	322,517	264,803
Class FI	166	148
Class I	397,032	398,682
Class IS	761,176	694,199
Total	$1,663,019	$1,596,903

7. Shares of beneficial interest

At September 30, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Miller Income Opportunity Trust 2016 Annual Report	35

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount
Class A
Shares sold	236,198	$1,773,396	327,207	$3,079,152
Shares issued on reinvestment	98,325	733,665	106,520	960,123
Shares repurchased	(759,592)	(5,642,524)	(469,356)	(4,349,027)
Net decrease	(425,069)	$(3,135,463)	(35,629)	$(309,752)

Class C
Shares sold	1,254,301	$9,386,577	635,129	$6,021,754
Shares issued on reinvestment	156,081	1,167,600	117,069	1,048,919
Shares repurchased	(833,736)	(6,195,255)	(350,715)	(3,170,313)
Net increase	576,646	$4,358,922	401,483	$3,900,360

Class FI
Shares issued on reinvestment	102	$757	77	$694
Net increase	102	$757	77	$694

Class I
Shares sold	1,077,888	$8,158,246	1,124,631	$10,746,148
Shares issued on reinvestment	254,003	1,893,908	198,145	1,771,479
Shares repurchased	(1,434,847)	(10,546,425)	(1,062,265)	(10,030,746)
Net increase (decrease)	(102,956)	$(494,271)	260,511	$2,486,881

Class IS
Shares sold	—	—	17,360	$145,238
Shares issued on reinvestment	466,217	$3,476,159	360,215	3,223,887
Shares repurchased	(30,789)	(222,597)	(9,730)	(90,583)
Net increase	435,428	$3,253,562	367,845	$3,278,542

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30 was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$6,037,010	$5,803,125
Tax return of capital	1,663,019	1,596,903
Total distributions paid	$7,700,029	$7,400,028

As of September 30, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Deferred capital losses*	$(19,951,517)
Other book/tax temporary differences(a)	(431,879)
Unrealized appreciation (depreciation)(b)	(1,594,405)
Total accumulated earnings (losses) — net	$(21,977,801)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

36	Miller Income Opportunity Trust 2016 Annual Report

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and book/tax differences in the treatment of partnership investments.

9. Reorganization

On August 11, 2016, Legg Mason announced a definitive agreement to sell Legg Mason’s ownership stake in LMM to Bill Miller. Currently, 50% of LMM is owned by Legg Mason and 50% of LMM is owned by Mr. Miller and an entity controlled by him. The transaction is targeted to close (the “Closing”) in early 2017, but is subject to certain conditions, and may be delayed or may not close under certain circumstances. LMM serves as subadviser to the Fund. LMPFA serves as the investment manager to the Fund.

In connection with the transaction, LMPFA and LMM recommended to the Fund’s Board of Trustees that it approve a reorganization pursuant to which the Fund’s assets would be acquired, and its liabilities would be assumed by a newly organized series (the “Acquiring Fund”) of the Trust for Advised Portfolios (a mutual fund company which is not affiliated with Legg Mason) in return for shares of the Acquiring Fund. The Fund would then distribute the shares it receives from the Acquiring Fund to its shareholders and the Fund would then be terminated.

On August 31, 2016, the Fund’s Board of Trustees approved the Fund reorganization, subject to shareholder approval and certain other conditions. LMM will serve as investment adviser for the Acquiring Fund, thereby maintaining the continuity of the Fund’s investment program. Members of the Fund’s portfolio management team are expected to serve in the same capacity for the Acquiring Fund after the Fund reorganization. The Closing will have the effect of terminating LMM’s subadvisory agreement for the Fund. No sales loads, commissions, or other similar fee will be charged in connection with the Fund reorganization. The Fund will not bear any costs of the Fund reorganization. The costs of the Fund reorganization will be borne by LMM, LMPFA, or their affiliates. The Fund reorganization is subject to the satisfaction of certain conditions, including approval by Fund shareholders, and shareholder approval of the reorganization of one other fund for which LMM currently serves as investment manager. If the required conditions are satisfied, the Fund reorganization is expected to occur on or about February 24, 2017 or such other date as the parties may agree.

10. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Miller Income Opportunity Trust 2016 Annual Report	37

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of the Miller Income Opportunity Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Miller Income Opportunity Trust (one of the funds comprising Legg Mason Global Asset Management Trust, the “Fund”) at September 30, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

November 18, 2016

38	Miller Income Opportunity Trust 2016 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Miller Income Opportunity Trust (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly, Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982 and since 2015
Principal occupation(s) during past five years	Senior Advisor, Phillips Auctioneer since 2015; Trustee of American Federation of Arts since 1998; formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015); and Director of The Baltimore Museum of Art (1979 to 1997)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm); formerly, Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Miller Income Opportunity Trust	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly, Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 21 portfolios; Director/Trustee of the Royce Family of Funds consisting of 26 portfolios
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly, Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 21 portfolios; Director/Trustee of the Royce Family of Funds consisting of 26 portfolios
Other board memberships held by Trustee during past five years	Director of TICC Capital Corp.

40	Miller Income Opportunity Trust

Independent Trustees† cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, since 2004; Consultant to University of Maryland University College, since 2013; formerly, Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Executive Vice President and Chief Financial Officer, Southcoast Health System, Inc. (healthcare provider network) since 2015; President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly, Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	Director of American Kidney Fund (renal disease assistance); Director of XBRL International, Inc. (global data standard setting); Director of Vista Outdoor, Inc. (sporting goods)

Miller Income Opportunity Trust	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	152
Other board memberships held by Trustee during past five years	None

Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

42	Miller Income Opportunity Trust

Executive Officers cont’d
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Miller Income Opportunity Trust	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); formerly, Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

44	Miller Income Opportunity Trust

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2016:

Record date:	12/21/2015	3/30/2016		6/29/2016		9/29/2016
Payable date:	12/22/2015	3/31/2016		6/30/2016		9/30/2016
Ordinary income:
Qualified dividend income for individuals	22.86%	30.86	%*	30.86	%*	30.86	%*
Dividends qualifying for the dividends
received deduction for corporations	19.90%	23.49	%*	23.49	%*	23.49	%*
Tax return of capital	—	29.85%		29.85%		27.83%

*	Expressed as a percentage of the distributions paid reduced by the return of capital.

Please retain this information for your records.

Miller Income Opportunity Trust	45

Miller Income

Opportunity Trust

Trustees

Ruby P. Hearn

Arnold L. Lehman Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

LMM LLC

Custodian

State Street Bank & Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Miller Income Opportunity Trust

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Miller Income Opportunity Trust

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Miller Income Opportunity Trust. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX016819 11/16 SR16-2909

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N- to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola CSR as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2015 and September 30, 2016 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $205,455 in September 30, 2015 and $89,074 in September 30, 2016.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in September 30, 2015 and $3,250 in September 30, 2016.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Global Asset Management Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $25,565 in September 30, 2015 and $42,737 in September 30, 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the to service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $1,762 in September 30, 2015 and $2,599 in September 30, 2016, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for September 30, 2015 and September 30, 2016; Tax Fees were 100% and 100% for September 30, 2015 and September 30, 2016; and Other Fees were 100% and 100% for September 30, 2015 and September 30, 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $348,474 in September 30, 2015 and $197,515 in September 30, 2016.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 28, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	November 28, 2016